UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 8, 2013
(Date of Report)

July 1, 2013
(Date of Earliest Event Reported)

Sotheby's
(Exact name of registrant as specified in its charter)

Delaware	1-9750	38-2478409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1334 York Avenue
New York, NY		10021
(Address of principal executive offices)		(Zip Code)
(212) 606-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 1, 2013, Sotheby's Board of Directors (the "Board") elected Domenico De Sole as a director. Because of previously existing commitments, Mr. De Sole's directorship will be effective December 1, 2013. It has not yet been determined whether Mr. De Sole will serve on any of the committees of the Board. Upon the effective date of Mr. De Sole's directorship, he will be entitled to cash and equity compensation afforded to Sotheby's Board members as outlined on pages 71-72 in Sotheby's Proxy Statement for its 2013 Annual Meeting of Stockholders filed on March 26, 2013. As is the case with other directors of Sotheby's, from time-to-time and in the ordinary course of business Mr. De Sole may transact with Sotheby's to buy and sell property at auction and through private sales.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Sotheby's has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOTHEBY'S

By:	/s/ Kevin M. Delaney

Kevin M. Delaney
Senior Vice President,
Controller and Chief Accounting Officer

Date:	July 8, 2013

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